Exhibit 10.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Date: ___________

HYBRID COATING TECHNOLOGIES INC.

Warrant for the Right to Purchase                                                  Shares of Common Stock

No. W-

            For value received, this Warrant is hereby issued by Hybrid Coating Technologies Inc., a Nevada corporation (the “Company”), to ___________ or any of his assignees (the “Holder”). This Warrant is being issued pursuant to the conversion of 10% convertible debentures issued by the Company to the Holder on _________, 2014 (the "Debentures") issued pursuant to a Securities Purchase Agreement entered into between the Company and the Holder on ____, 2014.

            Subject to the provisions of this Warrant, the Company hereby grants to Holder the right to purchase from the Company __________ shares of Common Stock, at a price per share calculated as follows (the “Exercise Price”):

            The Exercise Price shall be equal to the Conversion Price (as defined in the Debenture)

            The term “Common Stock” means the Common Stock, par value $0.001 per share, of the Company as constituted on the date set forth above (the “Base Date”). The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Stock.” The term “Other Securities” means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock.

            The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

            1. Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised in whole or in part, pursuant to the procedures provided below, at any time as of the date of this Warrant, (following appropriate adjustment in the event of any stock dividends, stock splits, combination or other similar recapitalization affecting such shares). This Warrant will expire on ___________ 5:00 p.m., Eastern time (the “Expiration Date”) or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day. To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form attached hereto duly executed by the Holder and accompanied by payment (either in cash or by check, payable to the order of the Company) of the aggregate Exercise Price for the total aggregate number of shares for which this Warrant is exercised. Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price for the shares to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the shares of Common Stock (or Other Securities) issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Common Stock or Other Securities to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

            2. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Warrant Exercise Form and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
            A

Where	X = the number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A = the Fair Market Value (as defined below) of one share of the Company’s Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

            3.        Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

            4.        Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the Fair Market Value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

            5.        Fair Market Value. For purposes of this Warrant, the Fair Market Value of a share of Common Stock (or Other Security) shall be determined as of any date (the “Value Date”) by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock on the Value Date, the fair market value per share shall be either:

            (a)        If the Common Stock is listed on a national securities exchange or listed for trading on the NASDAQ system, the Fair Market Value shall be the last reported sale price of the security on such exchange or system on the last business day prior to the Value Date or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

            (b)        If the Common Stock is not so listed but is traded in the over-the-counter market, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the over-the-counter market on the last business day prior to the Value Date.

            6.        Assignment or Loss of Warrant. Subject to the transfer restrictions herein (including Section 9), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

            7.        Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

            8.        Adjustments.

                      8.1        Adjustment for Recapitalization. If the Company shall at any time after the Base Date subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock (or Other Securities) subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the Base Date combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section 8.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 8.1, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                        8.2        Adjustment for Change of Entity Transaction. Change of Entity Transaction shall mean a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination, as a result of which shares of Common Stock shall be changed into (or the shares of Common Stock become entitled to receive) the same or a different number of shares of the same or another class or classes of stock or securities of the Company or another entity (“Share Exchange”).

So long as any portion of this Warrant remains outstanding, should the Company enter into or be party to a Change of Entity Transaction, the Company shall cause any Person purchasing the Company’s assets or Common Stock, or any successor entity resulting from such Change of Entity Transaction (in each case, a “Successor Entity”), to assume in writing all of the obligations of the Company under this Warrant by delivering to the holder of this Warrant in exchange for such Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, having an exercise price equal to the Exercise Price of this Warrant, having similar exercise rights as this Warrant (including but not limited to similar exercise price adjustment provisions), and reasonably satisfactory to the holder of this Warrant. Upon the occurrence of any Change of Entity Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Change of Entity Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under the Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Change of Entity Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise or redemption of this Warrant at any time after the consummation of the Change of Entity Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of this Warrant prior to such Change of Entity Transaction, such shares of common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Warrant and on the same terms as those of the Share Exchange applicable to all holders of shares of Common Stock. The provisions of this Section shall apply similarly and equally to successive Change of Entity Transactions and shall be applied without regard to any limitations on the exercise of the Warrant.

                        8.3        Certificate as to Adjustments. The adjustments provided in this Section 8 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each Holder.

                        8.4         Notices of Record Date, Etc. In the event that:

                                                       the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to all Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

                                                       the Company authorizes any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity; or

                                                       the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such Other Securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 15 days prior to the date therein specified.

                         8.5        No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

                         9.        Transfer to Comply with the Securities Act. This Warrant and any Warrant Stock or Other Securities may only be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

            10.        Legend. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the shares of Warrant Stock, all certificates representing shares shall bear on the face thereof substantially the following legend:

            “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

            11.        Notices. All notices required hereunder shall be in writing and shall be deemed given when sent via facsimile or e-mail, with a confirmation of the delivery thereof, and then only if followed up with a duplicate copy sent via regular mail, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the address of such party shown on the books of the Company, or if to the Company, at the address set forth on the signature page hereof, Attn: Chief Financial Officer, or at such other address of which the Company or the Holder has been advised by notice hereunder.

            12.        Applicable Law. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws provisions of such State.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

HYBRID COATING TECHNOLOGIES INC.

By:      ________________________________
            Joseph Kristul, Chief Executive Officer

Address:
950 John Daly blvd., Suite 260
Daly City, CA 94015

WARRANT EXERCISE FORM

            The undersigned hereby irrevocably elects to (please check box):

            ________ (i) exercise the within Warrant to purchase __________shares of the Common Stock of Hybrid Coating Technologies Inc., a Nevada corporation, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $ __________in payment therefor, or

            ________ (ii) exercise the within Warrant to purchase that number of shares of Common Stock purchasable pursuant to the net issue exercise procedure set forth in Section 2 of the attached Warrant.

            The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

Signature
Print Name:

Signature, if jointly held

Print Name:

Date

ASSIGNMENT FORM

FOR VALUE RECEIVED _____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-____ issued by ____________________________, dated ______________.

DATED:  ________________________

ASSIGNOR:

Signature
Print Name:

Signature, if jointly held
Print Name:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

ASSIGNEE:

Signature
Print Name:

Signature, if jointly held
Print Name: